FAIR VALUE MEASUREMENTS - Schedule of Changes in the Estimated Fair Value using Significant Unobservable Inputs (Details) - Liability for contingent consideration - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2023	Jan. 31, 2022
Changes in the estimated fair value of liability for contingent consideration measured using significant unobservable inputs (Level 3)
Fair value measurement, beginning of year	$ 0	$ 2,923
Changes in fair values, recorded in operating expenses	0	(185)
Payments of contingent consideration	0	(2,738)
Fair value measurement at end of year	$ 0	$ 0